UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________
FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2015

CANCER GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35817	04-3462475
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	7070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 12, 2015, Cancer Genetics, Inc. (the “Registrant”) issued a press release announcing its financial results for the fourth quarter of 2014 and year ended December 31, 2014 and posted a slide presentation to its website, which it may refer to during its conference call to discuss the results. Copies of the press release and the slide presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and are incorporated by reference herein.

Forward-Looking Statements

This report, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include, without limitation: statements regarding prospects for additional customers; market forecasts; projections of earnings, revenues, synergies, accretion or other financial information; and plans, strategies and objectives of management for future operations. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2013, Quarterly Report on Form 10-Q for the period ended September 30, 2014 and other reports filed with the SEC. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Forward-looking statements represent the judgment of management of the Registrant regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 7.01 Regulation FD.

The slide presentation referred to in Item 2.02 above is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 99.1 – Press release, dated March 12, 2015.
Exhibit 99.2 – Corporate Presentation, dated March 12, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By: /s/ Edward J. Sitar
Name: Edward J. Sitar
Title: Chief Financial Officer

Date:    March 12, 2015